UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Proxy Statement Pursuant to Section 14(a) of
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Skyward Specialty Insurance Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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800 Gessner Road, Suite 600
Houston, Texas 77024
AMENDMENT NO. 1 TO THE PROXY STATEMENT DATED APRIL 1, 2024 FOR THE 2024
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2024
EXPLANATORY NOTE
Dear Stockholder:
This amendment, dated April 8, 2024 (the “Amendment”), amends the definitive proxy statement filed by Skyward Specialty Insurance Group, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024 (the “Proxy Statement”) for use at the 2024 Annual Meeting of Stockholders.
This Amendment is being filed for the purpose of correcting certain errors in the Summary Compensation Table and the Outstanding Equity Awards Table that were discovered following the filing of the Proxy Statement. As a result, in this Amendment, we have reproduced only the Summary Compensation Table and the Outstanding Equity Awards Table. To the extent that the information in this Amendment differs from, conflicts with or otherwise updates the information contained in the Proxy Statement, the information in this Amendment shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Amendment carefully and in its entirety together with the Proxy Statement. Defined terms used but not defined in this Amendment have the meanings set forth in the Proxy Statement.
If you have already returned your proxy card or provided voting instructions, you do not need to take any action unless you wish to change your vote. If you wish to change your vote, you can revoke your proxy or change your vote by following the instructions of the section titled “May I revoke my proxy?” on page 2 of the Proxy Statement.

2023 Summary Compensation Table
The following table sets forth the compensation received by our named executive officers for services rendered to us in such capacity for the years ended December 31, 2023 and 2022.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Stock Options ($)(2)	Non-Equity Incentive Plan Compensation ($)	All other Compensation ($)	Total ($)
Andrew Robinson Chief Executive Officer	2023	800,000	3,900,000(3)	2,328,000(4)	2,132,000(5)	16,500(6)	9,176,500
	2022	800,000	600,000(7)	—	1,340,000(8)	15,250(9)	2,755,250
Mark Haushill Chief Financial Officer and Executive Vice President	2023	450,000	625,000(10)	310,381(4)	444,000(11)	16,500(6)	1,845,881
	2022	450,000	150,000(12)	—	275,000(13)	15,250(9)	890,250
John Burkhart Executive Vice President and President of Specialty Lines	2023	425,000	615,001(14)	310,381(4)	450,000(15)	37,500(16)	1,837,882
	2022	400,000	133,334(17)	—	356,667(18)	15,250(9)	905,251
Kirby Hill Executive Vice President and President of Industry Solutions, Captives and Programs	2023	425,000	615,001(14)	310,381(4)	272,000(19)	39,500(20)	1,661,882
	2022	425,000	143,334(21)	—	231,667(22)	15,250(9)	815,251

(1)
Grant date fair value of stock awards in the form of Restricted Stock Awards, Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”) computed in accordance with the stock-based compensation accounting rules set forth in ASC 718. For performance awards linked to market performance criteria, the grant date fair value was calculated based on the probable outcome of the performance condition as of the grant date. Further details can be found in Note 18, “Summary of Significant Accounting Policies — Stock-Based Compensation” in our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC for the applicable year.

(2)
Grant date fair value of stock options computed in accordance with the stock-based compensation accounting rules set forth in ASC 718. Further details can be found in Note 18, “Summary of Significant Accounting Policies — Stock-Based Compensation” in our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC for the applicable year.

(3)
Consists of the aggregate grant date value of RSU and PSU awards under the 2022 Long Term Incentive Plan granted during fiscal year ended December 31, 2023. Each RSU and each PSU is equivalent to one share of the Company’s common stock. With respect to RSUs with a grant date value of $1,500,000, 50% of such RSUs shall vest on January 12, 2025 and the remaining 50% will vest on January 12, 2026, subject to continued service through the vesting dates. With respect to RSUs with a grant date value of $1,500,000, 50% of the RSUs shall vest on January 12, 2026 and the remaining 50% will vest on January 12, 2027, subject to continued service through the vesting dates. With respect to RSUs with a grant date value of $300,000, 100% of such award fully vests on January 1, 2026, subject to continued service through the vesting date. The aggregate grant date value includes two separate PSU awards, with a target grant date value totaling $600,000, and having vesting terms subject to achieving specified performance criteria during the performance period from January 1, 2023 through December 31, 2025. The number of units eligible to vest under each PSU award can range from 0% to 150% of the target amount, so that the grant date value of these PSUs assuming attainment of the maximum performance levels totals $900,000. These PSU awards fully vest on January 1, 2026.

(4)
Consists of the grant date value of stock options under the 2022 Long Term Incentive Plan granted during fiscal year ended December 31, 2023. Subject to continued service through the vesting date, 50% of the options shall vest on January 12, 2026 and the remaining 50% will vest on January 12, 2027. Stock options are exercisable to the extent vested and have a maximum permitted term of 10 years from the applicable date of grant.

(5)
Consists of the performance bonus earned and paid to Mr. Robinson for the fiscal year ended December 31, 2023 in the amount of $1,600,000, and a cash payment in the amount of $532,000, pursuant to the vesting of Performance Cash Units (“PCUs”) awarded to Mr. Robinson during 2021 for the 2021-2023 performance period.
(6)
Consists of $16,500 of Company matched 401(k) contributions.

(7)
Consists of the aggregate grant date value of Long-Term Awards under the 2020 Long Term Incentive Plan granted during fiscal year ended December 31, 2022. The grant date value of the Restricted Stock Award equals $300,000 and each share is equivalent to one share of the Company’s common stock. This Restricted Stock Award fully vests on January 1, 2025, subject to continued service. The target grant date value of the PSU award equals $300,000 with vesting terms subject to obtaining specified performance criteria from January 1, 2022 through December 31, 2024. Each PSU is equivalent to one share of the Company’s common stock. The number of units eligible to vest under this PSU award can range from 0% to 150% of the target amount, so that the grant date value of the PSU award assuming attainment of the maximum performance levels totals $450,000. This PSU award fully vests on January 1, 2025.

(8)
Consists of the performance bonus earned and paid to Mr. Robinson for the fiscal year ended December 31, 2022 totaling $1,040,000, and the value of the PCUs awarded to Mr. Robinson during 2022. The value of the PCU award equals $300,000. Each PCU is equivalent to $100 upon settlement based on the target level of achievement. The number of units eligible to vest under this award can range from 0% to 150% of the target amount, so that the grant date value of the PCU award assuming attainment of the maximum performance levels totals $450,000. This award fully vests on January 1, 2025.

(9)
Consists of $15,250 of Company matched 401(k) contributions.

(10)
Consists of the aggregate grant date value of RSU and PSU awards under the 2022 Long Term Incentive Plan granted during fiscal year ended December 31, 2023. Each RSU and each PSU is equivalent to one share of the Company’s common stock. With respect to RSUs with a grant date value of $200,000, 50% of such RSUs shall vest on January 12, 2025 and the remaining 50% will vest on January 12, 2026, subject to continued service through the vesting dates. With respect to RSUs with a grant date value of $200,000, 50% of the RSUs shall vest on January 12, 2026 and the remaining 50% will vest on January 12, 2027, subject to continued service through the vesting dates. With respect to RSUs with a grant date value of $75,000, 100% of such award fully vests on January 1, 2026, subject to continued service through the vesting date. The aggregate grant date value includes two separate PSU awards, with a target grant date value totaling $150,000, and having vesting terms subject to achieving specified performance criteria during the performance period from January 1, 2023 through December 31, 2025. The number of units eligible to vest under each PSU award can range from 0% to 150% of the target amount, so that the grant date value of these PSUs assuming attainment of the maximum performance levels totals $225,000. These PSU awards fully vest on January 1, 2026.

(11)
Consists of the performance bonus earned and paid to Mr. Haushill for the fiscal year ended December 31, 2023 in the amount of $360,000, and a cash payment in the amount of $84,000, pursuant to the vesting of PCUs awarded to Mr. Haushill during 2021 for the 2021-2023 performance period.

(12)
Consists of the aggregate grant date value of Long-Term Awards granted under the 2020 Long Term Incentive Plan during fiscal year ended December 31, 2022. The value of the Restricted Stock Award equals $75,000 and each share is equivalent to one share of the Company’s common stock. This Restricted Stock Award fully vests on January 1, 2025, subject to continued service. The target grant date value of the PSU award equals $75,000 with vesting terms subject to obtaining specified performance criteria from January 1, 2022 through December 31, 2024. Each PSU is equivalent to one share of the Company’s common stock. The number of units eligible to vest under this PSU award can range from 0% to 150% of the target amount, so that the grant date value of the PSU award assuming attainment of the maximum performance level totals $112,500. This PSU award fully vests on January 1, 2025.

(13)
Consists of the performance bonus earned and paid to Mr. Haushill for the fiscal year ended December 31, 2022 totaling $200,000, and the value of the PCUs awarded to Mr. Haushill during 2022. The value of the PCU award equals $75,000. Each PCU is equivalent to $100 upon settlement based on the target level of achievement. The number of units eligible to vest under this award can range from 0% to 150% of the target amount, so that the grant date value of the PCU award assuming attainment of the maximum performance level totals $112,500. This award fully vests on January 1, 2025.

(14)
Consists of the aggregate grant date value of RSU and PSU awards under the 2022 Long Term Incentive Plan granted during fiscal year ended December 31, 2023. Each RSU and each PSU is equivalent to one share of the Company’s common stock. With respect to RSUs with a grant date value of $200,000, 50% of such RSUs shall vest on January 12, 2025 and the remaining 50% will vest on January 12, 2026, subject to continued service through the vesting dates. With respect to RSUs with a grant date value of $200,000, 50% of the RSUs shall vest on January 12, 2026 and the remaining 50% will vest on January 12, 2027, subject to continued service through the vesting dates. With respect to RSUs with a grant date value of $71,667, 100% of such award fully vests on January 1, 2026, subject to continued service through the vesting date. The aggregate value includes two separate PSU awards, with a target grant date value totaling $143,334, and having vesting terms subject to achieving specified performance criteria during the performance period from January 1, 2023 through December 31, 2025. The number of units eligible to vest under each PSU award can range from 0% to 150% of the target amount, so that the grant date value of these PSUs assuming attainment of the maximum performance levels totals $215,001. These PSU awards fully vest on January 1, 2026.
(15)
Consists of the performance bonus earned and paid to Mr. Burkhart for the fiscal year ended December 31, 2023 in the amount of $350,000 and a cash payment in the amount of $100,000, pursuant to the Long-Term Cash award granted to Mr. Burkhart in 2021.

(16)
Consists of $16,500 of Company matched 401(k) contributions, and a one-time discretionary cash payment adjustment approved by the Compensation Committee of the Board, in the amount of $21,000 paid to Mr. Burkhart for the 2021-2023 performance period.

(17)
Consists of the aggregate grant date value of Long-Term Awards granted under the 2020 Long Term Incentive Plan during fiscal year ended December 31, 2022. The grant date value of the Restricted Stock Award equals $66,667 and each share is equivalent to one share of the Company’s common stock. This Restricted Stock Award fully vests on January 1, 2025, subject to continued service. The target grant date value of the PSU award equals $66,667 with vesting terms subject to obtaining specified performance criteria from January 1, 2022 through December 31, 2024. Each PSU is equivalent to one share of the Company’s common stock. The number of units eligible to vest under this PSU award can range from 0% to 150% of the target amount, so that the grant date value of the PSU award assuming attainment of the maximum performance level totals $100,001. This PSU award fully vests on January 1, 2025.

(18)
Consists of the performance bonus earned and paid to Mr. Burkhart for the fiscal year ended December 31, 2022 totaling $290,000, and the value of the PCUs awarded to Mr. Burkhart during 2022. The value of the PCU award equals $66,667. Each PCU is equivalent to $100 upon settlement based on the target level of achievement. The number of units eligible to vest under this award can range from 0% to 150% of the target amount, so that the grant date value of the PCU award assuming attainment of the maximum performance level totals $100,001. This award fully vests on January 1, 2025.

(19)
Consists of the performance bonus earned and paid to Mr. Hill for the fiscal year ended December 31, 2023 in the amount of $200,000 and a cash payment in the amount of $72,000, pursuant to the Long-Term Cash award granted to Mr. Hill in 2021.

(20)
Consists of $16,500 of Company matched 401(k) contributions, and a one-time discretionary cash payment adjustment approved by the Compensation Committee of the Board, in the amount of $23,000 paid to Mr. Hill for the 2021-2023 performance period.

(21)
Consists of the aggregate grant date value of Long-Term Awards granted under the 2020 Long Term Incentive Plan during fiscal year ended December 31, 2022. The grant date value of the Restricted Stock Award equals $71,667 and each share is equivalent to one share of the Company’s common stock. This Restricted Stock Award fully vests on January 1, 2025, subject to continued service. The target grant date value of the PSU award equals $71,667 with vesting terms subject to obtaining specified performance criteria from January 1, 2022 through December 31, 2024. Each PSU is equivalent to one share of the Company’s common stock. The number of units eligible to vest under this PSU award can range from 0% to 150% of the target amount, so that the grant date value of the PSU award assuming attainment of the maximum performance level totals $107,501. This PSU award fully vests on January 1, 2025.

(22)
Consists of the performance bonus earned and paid to Mr. Hill for the fiscal year ended December 31, 2022 totaling $160,000, and the value of the PCUs awarded to Mr. Hill during 2022. The value of the PCU award equals $71,667. Each PCU is equivalent to $100 upon settlement based on the target level of achievement. The number of units eligible to vest under this award can range from 0% to 150% of the target amount, so that the grant date value of the PCU award assuming attainment of the maximum performance level totals $107,501. This award fully vests on January 1, 2025.

Outstanding Equity Awards at December 31, 2023
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023(1).
		Option Awards					Stock Awards
Name and Principal Position	Grant Date(2)(3)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Andrew Robinson Chief Executive Officer	02/27/2023						15,151(5)	513,316	—	—
	02/27/2023						—	—	30,302(6)	1,026,632
	01/12/2023						100,000(7)	3,388,000	—	—
	01/12/2023						100,000(8)	3,388,000	—	—
	01/12/2023	—	400,000(9)	—	15.00	01/12/2033
	01/01/2022						22,796(10)	772,328	—	—
	01/01/2022						—	—	22,796(11)	772,328
Mark Haushill Chief Financial Officer and Executive Vice President	02/27/2023						3,787(5)	128,304	—	—
	02/27/2023						—	—	7,574(6)	256,607
	01/12/2023						13,330(7)	451,620	—	—
	01/12/2023						13,330(8)	451,620	—	—
	01/12/2023	—	53,330(9)	—	15.00	01/12/2033
	01/01/2022						5,699(10)	193,082	—	—
	01/01/2022						—	—	5,699(11)	193,082
John Burkhart Executive Vice President and President of Specialty Lines	02/27/2023						3,619(5)	122,612	—	—
	02/27/2023						—	—	7,238(6)	245,223
	01/12/2023						13,330(7)	451,620	—	—
	01/12/2023						13,330(8)	451,620	—	—
	01/12/2023	—	53,330(9)	—	15.00	01/12/2033
	01/01/2022						5,065(10)	171,602	—	—
	01/01/2022						—	—	5,065(11)	171,602
Kirby Hill Executive Vice President and President of Industry Solutions, Captives and Programs	02/27/2023						3,619(5)	122,612	—	—
	02/27/2023						—	—	7,238(6)	245,223
	01/12/2023						13,330(7)	451,620	—	—
	01/12/2023						13,330(8)	451,620	—	—
	01/12/2023	—	53,330(9)	—	15.00	01/12/2033	—	—
	01/01/2022						5,445(10)	184,477	—	—
	01/01/2022						—	—	5,445(11)	184,477

(1)
Amounts reflected in the table above do not include Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”) granted to our executive officers on January 1, 2021, that fully vested on January 1, 2024 and converted to shares of the Company’s common stock since they were based on performance periods which ended on December 31, 2023. These awards are included in the executive officers’ holdings reflected in the “Beneficial Ownership of Securities of Principal Stockholders and Management” section of this proxy statement.
(2)
All January 2022 awards were granted pursuant to the 2020 Skyward Specialty Long-Term Incentive Plan.

(3)
All other awards were granted pursuant to the Skyward Specialty Insurance Group, Inc. 2022 Long-Term Incentive Plan.

(4)
Market value is calculated using the closing price of our common stock as reported on the Nasdaq Global Select Market of $33.88 per share, on the last business day of 2023.

(5)
Amounts shown are RSUs granted on February 27, 2023. Upon vesting each unit is equivalent to one share of the Company’s common stock. These awards will fully vest on January 1, 2026.

(6)
Amounts shown represent two separate PSU awards granted to our executives on February 27, 2023. Each PSU is equivalent to one share of the Company’s common stock. The number of units eligible to vest under each award can range from 0% to 150% of the amount shown based on the satisfaction of specific performance target metrics during the requisite service period. These awards fully vest on January 1, 2026.

(7)
Amounts shown are RSUs granted on January 12, 2023, in connection with the Company’s IPO. Upon vesting each unit is equivalent to one share of the Company’s common stock. Subject to continued service through the vesting date, 50% of the RSUs shall vest on January 12, 2025 and the remaining 50% will vest on January 12, 2026.

(8)
Amounts shown are RSUs granted on January 12, 2023, in connection with the Company’s IPO. Upon vesting each unit is equivalent to one share of the Company’s common stock. Subject to continued service through the vesting date, 50% of the RSUs shall vest on January 12, 2026 and the remaining 50% will vest on January 12, 2027.

(9)
Amounts shown are Non-Qualified Stock Options granted on January 12, 2023, in connection with the Company’s IPO. Subject to continued service through the vesting date, 50% of the options shall vest on January 12, 2026 and the remaining 50% will vest on January 12, 2027.

(10)
Amounts shown are Restricted Stock Awards granted on January 1, 2022. Each share is equivalent to one share of the Company’s common stock. These awards will fully vest on January 1, 2025.

(11)
Amounts shown are PSUs granted on January 1, 2022. Each PSU is equivalent to one share of the Company’s common stock. The number of units eligible to vest under this award can range from 0% to 150% of the amount shown based on the satisfaction of performance condition targets during the requisite service period. This award fully vests on January 1, 2025.